UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                        (Date of earliest event reported)
                                  March 9, 2001


                       Commission File Number 033-30158-A


                               GEYSER GROUP, LTD.
             (Exact Name of Registrant as Specified in its Charter)


            NEVADA                                              62-1386351
(State or Other Jurisdiction of                              (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)


  205 East Southern Avenue, Suite 200
            Mesa, Arizona                                          85210
(Address of Principal Executive Offices)                         (Zip Code)


                                  480-898-7450
              (Registrant's Telephone Number, Including Area Code)

ITEM 8. CHANGE IN FISCAL YEAR

Immediately prior to March 9, 2001, the Registrant was not conducting operations. Effective March 9, 2001, the Registrant, The Theme Factory, Inc., acquired all of the common stock of AquaPure International, Inc., a Nevada corporation, and Water Star Bottling, Inc., a Wyoming corporation. These acquisitions were reported in the Form 8-K/A dated March 9, 2001 filed with the Securities and Exchange Corporation on May 30, 2001, as well as the reporting of the change of name of the Registrant from The Theme Factory, Inc., to Geyser Group, Ltd., on March 12, 2001.

The operating entity is the Registrant's Water Star Bottling, Inc., subsidiary and its 85% owned subsidiary Geyser Products, L.L.C. The fiscal year end of The Theme Factory, Inc., was April 30th, while the fiscal year end of the operating companies is December 31st.

The Registrant, upon the advice of the Company's legal counsel, adopted the fiscal year end of the operating entities as its fiscal year end. The Registrant's fiscal year end shall be December 31st. The next annual report on Form 10-KSB will be filed in the calendar year 2002 for the fiscal year end December 31, 2001, and prior to such time all Form 10-QSBs will be filed for the respective quarters. No transition report is anticipated to be filed.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


Date: August 17, 2001                 GEYSER GROUP, LTD.


                                      By: /s/ Christopher M. Vance
                                          -----------------------------------
                                          Christopher M. Vance, President